UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2025

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information regarding the Subscription Agreements, the option agreements and the advisory agreements set forth in Items 3.02, 5.02, and 8.01 of this Current Report on Form 8-K regarding the Subscription Agreements, option agreements, and advisory agreements is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On June 10, 2025, Netcapital Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with ten accredited investors to issue an aggregate of 118,750 shares (the “Shares”) of common stock at a purchase price of $4.00 per share (the “Purchase Price”) in a private placement, for gross proceeds of $475,000. The Company has agreed to file a registration statement on providing for the resale of the Shares (the “Resale Registration Statement”) within 60 calendar days of the initial closing of the private placement (the “Filing Date”) and to use reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 90 calendar days following the final closing of the private placement date of the Filing Date. Until the shares are sold in accordance with applicable law, the Subscriber agrees to vote the shares in favor of all resolutions recommended by the Company’s Board of Directors, and to deliver any proxy or voting instruction required by the Company to effectuate this obligation. The Subscription Agreements include a price adjustment provision whereby if the Company issues additional shares at a price lower than the Purchase Price during the period beginning on the date of the Subscription Agreements and prior to the date that is 6-months following the Filing Date, investors will receive additional shares to reflect the lower price, subject to the minimum price as defined under Nasdaq Rule 5635(d) on the date the Subscription Agreements were signed, which was $2.56. The Company intends to use the net proceeds from the offering for general corporate purposes.

The Company also issued non-qualified stock options under the Netcapital 2023 Omnibus Equity Incentive Plan, as amended (the “Plan”) to officers and advisors, all of whom are accredited investors as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Act”) as described in Items 5.02 and 8.01 below.

The above referenced shares of common stock and options (and any securities issued upon exercise of the options) were issued in reliance on exemptions from registration under Section 4(a)(2) of the Act and/or Rule 506 promulgated thereunder.

The information set forth in Items 5.02 and 8.01 is incorporated by reference into this Item 3.02.

A copy of the form of the Subscription Agreements is filed herewith as Exhibit 10.1.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed with this Current Report on Form 8-K.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2025, the Company granted stock options under the Plan to Martin Kay, Chief Executive Officer, and Coreen Kraysler, Chief Financial Officer, as follows:

Martin Kay: 55,000 options

Coreen Kraysler: 55,000 options

These options were issued under the terms of a stock option agreement and are immediately exercisable, fully vested, have a four-year term, and have an exercise price of $2.68 per share, which is equal to the fair market value of the Company’s common stock on the grant date. The options were structured to qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. However, because the aggregate grant-date fair value of the options, as calculated under the Black-Scholes option pricing model, exceeds $100,000, the excess portion will be treated as non-qualified stock options in accordance with applicable tax rules.

The foregoing description of the stock option agreement is a summary only and is qualified in its entirety by reference to the full text of Exhibit 10.2 filed with this Current Report on Form 8-K.

On June 6, 2025, the Board approved an amendment to the Plan (the “Amendment”), subject to stockholder approval, to:

●	Increase the number of shares authorized for issuance under the Plan by 1,300,000 shares, from 247,556 to a total of 1,547,556 shares, and
●	Increase the evergreen limit from 5% to 10% of the Company’s outstanding shares, to allow for greater flexibility in future equity awards.

The Company also granted additional non-qualified stock options under the Plan, as amended, to Mr. Kay and Ms. Kraysler, subject to stockholder approval, as follows:

Martin Kay: 100,000 options

Coreen Kraysler: 100,000 options

These options were issued pursuant to a form of stock option agreement entered into between the Company and optionee and such options are fully vested and have a four-year term and an exercise price of $2.68 per share, but such options are not exercisable unless and until the Amendment is approved by the Company’s stockholders.

The aggregate grant-date fair value of the option awards to Mr. Kay and Ms. Kraysler, as calculated under the Black-Scholes option pricing model, is $822,900. The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the stock option agreement is a summary only and is qualified in its entirety by reference to the full text of Exhibit 10.3 filed with this Current Report on Form 8-K.

A copy of the Amendment is filed herewith as Exhibit 10.4.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of Exhibit 10.4 filed with this Current Report on Form 8-K

Item 8.01 Other Events

On June 6, 2025, the Board of Directors of the Company approved the formation of two strategic advisory boards: the Crypto Advisory Board and the Game Advisory Board, and appointed the following members to each:

Crypto Advisory Board:

●	Matt Morgan
●	Noah Holmes
●	Eric Galen
●	Josh Meier
●	Kyle Klemmer
●	Armando Soto

Game Advisory Board:

●	Greg Engelsbe
●	Trey Smith
●	Jared Peterson
●	Peter Voogd
●	Nik Rudenko
●	Nadeem Dossa

Each advisor is an accredited investor as defined under Rule 501(a) of Regulation D.

The Company entered into advisory agreements with each member of the Crypto and Game Advisory Boards. Under these advisory agreements, each advisor will provide the Company with sector-specific strategic guidance, marketing insight, partnership referrals, and other advisory services relevant to their industry expertise. The initial term of each advisory agreement is eighteen months and may be extended by mutual agreement of the parties. In consideration of the services rendered under these advisory agreements, the Company agreed to issue a total of 783,722 non-qualified stock options to the advisors of the Crypto and Game Advisory Boards under the Plan as amended by the Amendment. In addition, the Company granted 80,000 nonqualified stock options to one employee of the Company.

These stock options were granted and issued pursuant to a form of stock option agreement between the Company and each optionee. These option have the following terms:

●	Fully vested as of the grant date (June 6, 2025)
●	Not exercisable unless and until stockholders approve the amendment to the Plan
●	Have a four-year term from the date of grant
●	Have an exercise price of $2.68 per share, equal to the fair market value on the date of grant

The aggregate grant-date fair value of the 863,722 granted options, which are subject to shareholder approval, calculated under the Black-Scholes option pricing model, is $2,293,000.

The foregoing description of the stock option agreement and the advisory agreement is a summary only and is qualified in its entirety by reference to the full text of Exhibit 10.3and Exhibit 10.5, respectively, filed with this Current Report on Form 8-K.

On June 12, 2025, the Company issued a press release announcing the formation of the Game Advisory Board. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On June 12, 2025, the Company issued a press release announcing the formation of the Crypto Advisory Board and the private placement referred to under Item 3.02 above. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Stock Option Agreement (2023 Omnibus Equity Incentive Plan)
10.3	Form of Stock Option Agreement Subject to Shareholder Approval
10.4	First Amendment to 2023 Omnibus Equity Incentive Plan
10.5	Form of Advisory Agreement
99.1	Press Release: Formation of Game Advisory Board
99.2	Press Release: Formation of Crypto Advisory Board and PIPE Financing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Netcapital Inc. (Registrant)

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer
Dated June 12, 2025

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